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                                                                      EXHIBIT 24

STATE OF ALABAMA         )
COUNTY OF JEFFERSON      )

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Alton E. Yother and William L. Prater, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign of a registration statement of SouthTrust Corporation on Form S-8 relating to the stock option plans for The Bank of Tidewater, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


Dated as of this 28th day of November, 2001.           /s/ Julian W. Banton
                                                    ---------------------------
                                                         Julian W. Banton



Dated as of this 28th day of November, 2001.            /s/ Carl F. Bailey
                                                    ---------------------------
                                                          Carl F. Bailey



Dated as of this 28th day of November, 2001.           /s/ John M. Bradford
                                                    ---------------------------
                                                         John M. Bradford



Dated as of this      day of        , 2001.
                 ----       --------                ----------------------------
                                                           William A. Coley



Dated as of this      day of        , 2001.
                 ----       --------                ----------------------------
                                                         Garry N. Drummond



Dated as of this      day of        , 2001.
                 ----       --------                ----------------------------
                                                         H. Allen Franklin



Dated as of this 28th day of November, 2001.           /s/ William C. Hulsey
                                                    ---------------------------
                                                         William C. Hulsey



Dated as of this 30th day of November, 2001.            /s/ Donald M. James
                                                    ---------------------------
                                                          Donald M. James



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Dated as of this      day of        , 2001.
                 ----       --------                ----------------------------
                                                         Allen J. Keesler


Dated as of this      day of        , 2001.
                 ----       --------                ----------------------------
                                                          Rex J. Lysinger



Dated as of this 1st day of December, 2001.             /s/ Judy M. Merritt
                                                    ----------------------------
                                                          Judy M. Merritt



Dated as of this 28th day of November, 2001.             /s/ Van L. Richey
                                                    ----------------------------
                                                           Van L. Richey